EXHIBIT 10.11

Addendum #1 to the Revolving Line of Credit Agreement

[$100,000.00]	[9/11/2011]

This Addendum  to the Revolving  Line of Credit Agreement  by and between Dynamic Energy Alliance____________________, a _Florida___________ Corporation (the "BORROWER") and _Charles Cronin Jr.___________________, an ____________ Individual ("LENDER") is made and executed as of the date referred to above. An additional principal sum of _One Hundred Thousand________________  and 00/100 Dollars ($100,000____.00) has been added  to  the  Revolving  Line  of  Credit  Agreement  dated  __July  9, 2011_____________  (the "LOAN AGREEMENT"), bringing the Loan Agreement to a total sum of _Two Hundred Thousand________________  and 00/100 Dollars ($200,000______________.00).

This Addendum shall be governed by and construed and enforced in accordance with the laws of _Florida___________.

By: /s/ James Michael Whitfield

By: /s/ Charles Cronin Jr.

Addendum #2 to the Revolving Line of Credit Agreement

[$100,000.00]	[10/05/2011]

This Addendum  to the Revolving  Line of Credit Agreement  by and between Dynamic Energy Alliance____________________, a _Florida___________ Corporation (the "BORROWER") and _Charles Cronin Jr.___________________, an ____________ Individual ("LENDER") is made and executed as of the date referred to above. An additional principal sum of _One Hundred Thousand________________  and 00/100 Dollars ($100,000____.00) has been added  to  the  Revolving  Line  of  Credit  Agreement  dated  __July  9, 2011_____________  (the "LOAN AGREEMENT"), bringing the Loan Agreement to a total sum of _Three Hundred Thousand________________  and 00/100 Dollars ($300,000______________.00).

This Addendum shall be governed by and construed and enforced in accordance with the laws of _Florida___________.

By: /s/ James Michael Whitfield

By: /s/ Charles Cronin Jr.